UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 26, 2021

Aquestive Therapeutics, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-38599	82-3827296
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

30 Technology Drive
Warren, NJ 07059
(908) 941-1900
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Sec. 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Sec. 240.12b-2 of this chapter).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AQST	Nasdaq Global Market

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01          Entry into a Material Definitive Agreement.

Amended to Equity Distribution Agreement

On September 11, 2019, Aquestive Therapeutics, Inc. (the “Company”) entered into an Equity Distribution Agreement with Piper Sandler & Co. (the “Equity Distribution Agreement”), pursuant to which the Company could offer and sell shares of its common stock, from time to time, having an aggregate offering price of up to $25.0 million, in an “at-the-market” offering. On March 26, 2021, the Company entered into Amendment No. 1 to the Equity Distribution Agreement (the “EDA Amendment”), to permit the offering of an unlimited amount of shares of common stock of the Company thereunder, subject to the terms and conditions set forth in the Equity Distribution Agreement. The Company has filed a prospectus supplement to offer up to an additional $50.0 million of shares of common stock pursuant to the EDA Amendment.

The foregoing description of the EDA Amendment is qualified in its entirety by reference to the EDA Amendment, a copy of which is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference. A copy of the opinion of Dechert LLP regarding the validity of the shares of common stock of the Company to be issued pursuant to the Equity Distribution Agreement, as amended by the EDA Amendment, is attached hereto as Exhibit 5.1 and is incorporated by reference herein.

Item 9.01          Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

5.1	Opinion of Dechert LLP
10.1	Amendment No. 1 to the Equity Distribution Agreement, dated March 26, 2021, by and between Aquestive Therapeutics, Inc. and Piper Sandler & Co.
23.1	Consent of Dechert LLP (included in Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 26, 2021	Aquestive Therapeutics, Inc.

	By:	/s/ A. Ernest Toth, Jr.
Name: A. Ernest Toth, Jr.
Title: Interim Chief Financial Officer